UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2008

Microsemi Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2381 Morse Avenue Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2008, Microsemi Corporation (the “Company”) entered into new indemnification agreements with its directors and executive officers (the “Indemnification Agreements”), replacing existing indemnification agreements that were automatically terminated by entry into the new agreements.  The Indemnification Agreements require the Company, among other things, to indemnify each indemnitee to the fullest extent permitted by law for certain expenses incurred in a proceeding arising out of the indemnitee’s service as a director or officer of the Company or of another company or enterprise at the request of the Company.  The Indemnification Agreements also provide for the advancement of such expenses to the indemnitee by the Company.

The foregoing description is qualified in its entirety by reference to the form of such Indemnification Agreements, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective August 27, 2008, the Company’s Board of Directors (the “Board”) approved an amendment and restatement of the Company’s Bylaws (as amended, the “Amended and Restated Bylaws”).

The following is a summary of the material changes included in the Amended and Restated Bylaws.  The section numbers referenced below refer to sections included in the Amended and Restated Bylaws, unless otherwise indicated.

ARTICLE II. MEETINGS OF STOCKHOLDERS

Meetings.  Section 1, Section 3 and Section 6 of Article II have been updated to allow for stockholders’ meetings to be held by remote communication.  Section 2 of Article II has been revised to provide that the annual meeting of stockholders of the Company be held on a date and at a time designated by the Board rather than on a specified date and time each year. Section 5 of Article II adds that special meetings of stockholders may be called only by a majority of the Board or by the president.  A new provision has been added as Section 13 of Article II to (i) provide that the Board possesses the power to adopt rules and regulations for the conduct of stockholder meetings and (ii) specifically vest the chairman or secretary of the meeting with the authority to implement additional policies with respect to the proper conduct of the meeting.

List of Stockholders Entitled to Vote.  Section 4 of Article II has been revised to allow the list of stockholders created in advance of stockholders’ meetings to be made available for examination by a stockholder on an electronic network (provided that the information required to access the network is furnished with the notice of the meeting).

Notice of Stockholder Business and Nominations.  An “advance notice” provision has been added as a new Section 8 of Article II, which provision generally requires that a stockholder deliver notice of any business or nominations it intends to present at a meeting to the Company’s secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting or the date of a special meeting, as applicable, subject to certain exceptions.

Quorum; Adjournments.  Section 9 of Article II has been revised to provide that, in the event a quorum is not present at the meeting of stockholders, the chairperson of the meeting, in addition to the stockholders present at the meeting, is authorized to adjourn the meeting.  Section 10 clarifies additional requirements applicable to adjourned meetings generally, including the requirements for giving notice of an adjourned meeting.

Inspectors of Election.  A new Section 14 of Article II provides for the appointment of an inspector of elections to act at a meeting of stockholders and make a written report concerning such meeting.

Consents.  The previous Section 11 of Article II of the Bylaws, which provided for the ability of stockholders of the Company to act by written consent without a meeting, has been deleted.

ARTICLE III. DIRECTORS

Number.  Section 1 of Article III has been revised to provide that only a majority of the Board may fix the number of directors serving on the Board.

Meetings. Section 9 of Article III has been updated to permit the chairman of the board or any two directors, in addition to the president or secretary, to call a special meeting of the Board.  Additional language has been added to Section 13 of Article III to provide for the establishment of procedures for the conduct of Board committee meetings.

Unanimous Consent in Lieu of Meeting.  Section 11 of Article III has been updated to provide that an action by written consent of the Board can also be provided by electronic transmission.

ARTICLE IV. NOTICES

Delivery of Notices.  The notice provision in Section 1 of Article IV has been updated to permit notices by electronic transmission to the extent permitted by applicable law.

ARTICLE V. OFFICERS

Executive Officers.  Section 1 of Article V has been updated to eliminate the position of chairman of the board as an executive officer position of the Company (unless the chairman is specifically designated as an executive officer by the Board pursuant to Section 15 of Article III).

Subordinate Officers.  Section 2 of Article V has been updated to permit the Board to delegate to any officer of the Company or any committee of the Board the power to appoint, remove or prescribe the term and duties of any “subordinate” officers of the Company (i.e., non-executive officers).

Salaries.  Section 4 of Article V has been revised to provide that the Board (or a committee) is required to set the salaries of the executive officers appointed by the Board pursuant to Section 1 of Article V of the Bylaws.

ARTICLE VI. CERTIFICATES FOR SHARES; UNCERTIFICATED SHARES

Form; Lost Certificates.  Section 1 and Section 3 of Article VI have been updated to provide for the issuance of uncertificated shares.

Transfers of Stock.  A new Section 4 of Article VI has been added to establish procedures applicable to a transfer of the Company’s stock, including the transfer of uncertificated shares.

ARTICLE VII. INDEMNIFICATION

An indemnification provision has been added as Article VII of the Bylaws.  This provision is identical to the indemnification provisions included in the Company’s Certificate of Incorporation.

The foregoing summary of the changes included in the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the prior Bylaws of the Company, a copy of which was filed with the Commission on November 21, 2007 as Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and incorporated herein by reference, and the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Microsemi Corporation

10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

	By:	/s/ JOHN W. HOHENER
Date: September 2, 2008		John W. Hohener
Vice President, Chief Financial Officer, Treasurer and Secretary